EXHIBIT 10.31


                               SECURITY AGREEMENT

            AMENDED AND RESTATED SECURITY AGREEMENT, dated as of May 22, 1998, made by BAYOU STEEL CORPORATION, a Delaware corporation (the "BORROWER"), and BAYOU STEEL CORPORATION (TENNESSEE), a Delaware corporation ("BAYOU (TENNESSEE)"; and collectively with the Borrower, the "GRANTORS"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation ("CHASE"), as collateral agent (in such capacity, the "COLLATERAL AGENT") for the several banks and other financial institutions (the "LENDERS") from time to time parties to the Amended and Restated Credit Agreement, dated as of May 22, 1998 (as further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among the Borrower, the Lenders and Chase, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H:

            WHEREAS, the Borrower and the Collateral Agent are parties to the Security Agreement dated as of June 28, 1989, as amended and restated through June 1, 1995 and as in effect immediately prior to the effectiveness of this Agreement (the "ORIGINAL SECURITY AGREEMENT");

            WHEREAS, the Borrower and the Collateral Agent wish to amend and restate the Original Security Agreement pursuant to this Agreement in accordance with the terms and subject to the conditions set forth herein;

            WHEREAS, Bayou (Tennessee) is party to the Subsidiary Guarantee, dated as of May 22, 1998 (the "SUBSIDIARY GUARANTEE"), pursuant to which it has guaranteed the obligations of the Borrower under the Credit Agreement;

            WHEREAS, the Borrower and the Collateral Agent have elected to amend and restate the Original Security Agreement pursuant to this Agreement rather than amend the Original Security Agreement or enter into a new security agreement for their convenience and intend that all indebtedness, obligations and liens created under the Original Security Agreement be continued hereunder and remain in full force and effect and not be discharged, paid, satisfied or cancelled;

            WHEREAS, in order to secure its obligations under the Subsidiary Guarantee, Bayou (Tennessee) shall become a party to this Agreement;

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make their respective Loans to, and the Issuing Bank has agreed to issue Letters of Credit for the account of, the Borrower upon the terms and subject to the conditions set forth therein; and

            WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to, and the Issuing Bank to issue Letters of Credit for the account of, the Borrower under the Credit Agreement that the Borrower and Bayou (Tennessee) shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the Lenders.


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            NOW, THEREFORE, in consideration of the premises and to induce the
Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to, and the Issuing Bank to issue Letters of Credit for the account of, the Borrower thereunder, the Grantors hereby agree with the Collateral Agent, for the benefit of the Lenders, as follows:

      1. DEFINITION OF TERMS USED HEREIN. All capitalized terms used herein but not defined herein shall have the meanings set forth in the Credit Agreement. As used herein, the following terms shall have the following meanings:

            (a) "Accounts" shall mean any and all rights of any Grantor to payment for goods and services sold, leased or otherwise provided, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including, without limitation, accounts receivable from Affiliates or employees of any Grantor.

            (b) "Accounts Receivable" shall mean all Accounts and all rights in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary.

            (c) "Borrower Obligations" shall mean the collective reference to the unpaid principal of and interest on the Loans, any reimbursement obligations in respect of any Letter of Credit and all other obligations and liabilities of the Borrower to the Administrative Agent, the Collateral Agent or the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and the Letters of Credit and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Loans, any reimbursement obligations in respect of any Letter of Credit, this Agreement, the other Loan Documents or any Letter of Credit or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

            (d) "Collateral" shall mean all (i) Accounts Receivable, (ii) Inventory and (iii) Proceeds.

            (e) "Guarantor Obligations" shall mean, with respect to Bayou (Tennessee), the collective reference to (i) the Borrower Obligations and (ii) all obligations and liabilities of Bayou (Tennessee) which may arise under or in connection with this Agreement or any other Loan Document to which Bayou (Tennessee) is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are

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required to be paid by Bayou (Tennessee) pursuant to the terms of this Agreement or any other Loan Document).

            (f) "Inventory" shall mean, subject to the provisions of Section 28, all merchandise intended for sale by any Grantor, or consumed in any Grantor's business, together with all raw materials, including, without limitation, scrap, billets, shapes, additives, alloys, fluxes, electrodes and refractories, whether now owned or hereafter acquired or arising, and all such property the sale or other disposition of which has given rise to Accounts and which has been returned to, repossessed or stopped in transit by or on behalf of any Grantor.

            (g) "Obligations" shall mean (i) in the case of the Borrower, the Borrower Obligations and (ii) in the case of Bayou (Tennessee), its Guarantor Obligations.

            (h) "Proceeds" shall mean any consideration received from the sale, exchange, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral.

            2. SECURITY INTEREST. (a) As security for the payment or performance, as the case may be, of such Grantor's Obligations, each Grantor hereby creates and grants to the Collateral Agent, its successors and its assigns, for the benefit of the Lenders, their successors and their assigns, a security interest in the Collateral (the "SECURITY INTEREST").

            (b) Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements, continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest without the signature of the relevant Grantor, naming such Grantor as debtor and the Collateral Agent as secured party; PROVIDED, HOWEVER, that the Collateral Agent will attempt in each instance to obtain the signature of such Grantor before filing any such document and, in the event that the Collateral Agent is unable to obtain such signature, it shall promptly deliver to such Grantor copies of any such documents filed without the signature of such Grantor.

            Each Grantor agrees at all times to keep accurate and complete accounting records with respect to the Collateral, including, but not limited to, a record of all payments and Proceeds received.

            3. FURTHER ASSURANCES. Each Grantor agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time request for the better assuring and preserving of the Security Interest and the rights and remedies created hereby, including, without limitation, the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the security interests created hereby and the filing of any financing statements or other documents in connection herewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent. Each Grantor agrees promptly to notify the Collateral Agent of any change (a) in its corporate name, (b) in the location of its chief executive office, (c) in its chief place of business or (d) in the office where it keeps its records relating to the Collateral owned by it. The Borrower agrees not to change its registered office in the State of Louisiana from 8550 United

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Plaza Boulevard, Baton Rouge, Louisiana 70809 except following thirty days'
prior written notice to the Collateral Agent. Bayou (Tennessee) agrees not to change its registered office in the State of Tennessee from 150 Fourth Avenue North, 1810 Dominion Tower, Nashville, Tennessee 37219-2424 except following thirty days' prior written notice to the Collateral Agent. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral is damaged or destroyed.

            4. INSPECTION AND VERIFICATION. The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at any reasonable time or times during any Grantor's usual business hours, to inspect the Collateral of such Grantor, all records related thereto (and to make extracts and copies from such records), and the premises upon which any of the Collateral is located, to discuss such Grantor's affairs with the officers of such Grantor and its independent accountants (with a representative of such Grantor present if such Grantor is not in default) and to verify under reasonable procedures the validity, amount, quality, quantity, value, and condition of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of a third person, upon not less than one business day's notice to such Grantor contacting account debtors or a third person possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any or all of the Lenders subject in any event to the provisions of Section 10.16 of the Credit Agreement.

            5. TAXES; ENCUMBRANCES. At its option, the Collateral Agent, upon one Business Day's notice to any Grantor, may discharge past due taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral of such Grantor and not permitted under the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent such Grantor fails to do so as required by the Credit Agreement, and such Grantor agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by it pursuant to the foregoing authorization; PROVIDED, HOWEVER, that nothing in this Section 5 shall be interpreted as excusing any Grantor from the performance of any covenants or other promises with respect to taxes, liens, security interests or other encumbrances and maintenance as set forth herein or in the Credit Agreement.

            6. ASSIGNMENT OF SECURITY INTEREST. If at any time any Grantor shall take and perfect a security interest in any property of an account debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the account debtor or other person granting the security interest.

            7. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants to the Collateral Agent that:

            (a) TITLE AND AUTHORITY. Such Grantor has rights in and good title to its Collateral and has full corporate power and authority to grant to the Collateral Agent the Security Interest in its Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

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            (b) FILINGS. Fully executed Uniform Commercial Code financing statements containing a description of such Grantor's Collateral have been filed of record in every governmental, municipal or other office in every jurisdiction in which any portion of such Collateral is located necessary to publish notice of and protect the validity of and to establish a valid, legal and perfected security interest in favor of the Collateral Agent in respect of such Collateral in which a security interest may be perfected by filing in the United States and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

            (c) VALIDITY OF SECURITY INTEREST. The Security Interest in such Grantor's Collateral constitutes a valid, legal and perfected security interest in all of the Collateral of such Grantor for payment and performance of the Obligations of such Grantor and the Collateral of such Grantor is subject to no liens, other than liens permitted by Section 7.02 of the Credit Agreement.

            (d) INFORMATION REGARDING NAMES AND LOCATIONS. Such Grantor has disclosed in writing to the Collateral Agent any trade names used to identify it in its business or in the ownership of its properties and each location where it maintains any Collateral.

            (e) ABSENCE OF OTHER LIENS. Such Grantor has not filed any Financing Statement under the Uniform Commercial Code covering any Collateral other than as contemplated by the Credit Agreement or hereby, other than Financing Statements of which copies have been delivered to the Collateral Agent, and such Grantor has not filed any notices of assignment of any of the Accounts Receivable located in Louisiana or Tennessee other than in favor of the Collateral Agent.

            (f) SCHEDULE OF ACCOUNTS. Each schedule of Accounts will be an accurate description of the Accounts in all material respects.

            (g) SCHEDULES. The information contained on Schedules I and II hereof is accurate and complete in all respects.

            (h) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of each Grantor contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 33.

            8. RECORDS AND SCHEDULES OF ACCOUNTS. Each Grantor shall keep or cause to be kept records of Accounts that are accurate in all material respects.

            9. DOCUMENTS OF TITLE. Each Grantor agrees, upon written request of the Collateral Agent, immediately to deliver all documents of title (as such term is defined in the Uniform Commercial Code) to the Collateral Agent or its designee upon the creation and issuance of such documents of title to maintain a valid, legal and perfected security interest in favor of the Collateral Agent in respect of any and all Inventory. The Collateral Agent agrees immediately to deliver, or cause to be delivered, such documents of title to such Grantor or their designees upon the creation of Accounts Receivable relating to its Inventory covered by such documents of title.

            10.  Intentionally Omitted.

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            11. PROTECTION OF SECURITY. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof, against any adverse mortgage, pledge, security interest, lien, charge or other encumbrance of any nature whatsoever not permitted under the Credit Agreement.

            12. INSURANCE. (a) Each Grantor, at its own expense, shall maintain insurance covering physical loss or damage to its Inventory in accordance with the provisions of Section 6.02 of the Credit Agreement. All such policies of insurance shall be endorsed or otherwise amended to include a lender's loss payable endorsement, in form and substance satisfactory to the Collateral Agent, which shall provide that from and after the date, if any, on which the insurance carrier receives written notice from the Collateral Agent that an Event of Default has occurred, all proceeds otherwise payable to such Grantor under such policies shall be payable directly to the Collateral Agent. Such endorsement or an independent instrument furnished to the Collateral Agent shall provide that the insurance companies will give the Collateral Agent at least 30 days' prior written notice before any such policy or policies of insurance shall be materially altered or canceled and that no act or default of such Grantor or any other person shall affect the right of the Collateral Agent to recover under such policy or policies of insurance in case of loss or damage.

            (b) Following the occurrence of and during the continuance of an Event of Default, each Grantor irrevocably makes, constitutes, and appoints the Collateral Agent (and all officers, employees, or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose of making, settling and adjusting claims under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument, or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of such Grantor hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto as the Collateral Agent deems advisable. All such sums so disbursed by the Collateral Agent, including reasonable attorney's fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by such Grantor to the Collateral Agent and shall be additional obligations secured hereby.

            13. CONTINUING OBLIGATIONS OF EACH GRANTOR. Each Grantor shall remain liable to observe and perform in all material respects all the material conditions and obligations to be observed and performed by it under each contract, agreement, interest or obligation relating to the Collateral, all in accordance with the terms and conditions thereof, and shall indemnify and hold harmless the Collateral Agent and the Lenders and each of them severally, from any and all such liabilities.

            14. USE AND DISPOSITION OF COLLATERAL. Except as permitted under Sections 7.02 and 7.05 of the Credit Agreement, no Grantor (a) shall make or permit to be made an assignment, pledge or hypothecation of the Collateral, or grant any other security interest in the Collateral, or (b) shall make or permit to be made any transfer of the Collateral. Each Grantor shall remain at all times in possession of its Collateral other than transfers to the Collateral Agent pursuant to the provisions hereof; except that so long as no Event of Default shall have occurred and be continuing, any Grantor may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement and of the Credit Agreement and in the event an Event of Default has occurred and is

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continuing any Grantor may, unless it is otherwise notified by the Collateral
Agent, sell Inventory in the ordinary course of business.

            15. LIMITATION ON MODIFICATIONS OF ACCOUNTS. No Grantor will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business.

            16. COLLECTIONS. So long as no Event of Default shall have occurred, each Grantor shall have the right to collect its Accounts Receivable in the ordinary course of its business. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right, as the true and lawful agent of each Grantor, with power of substitution for each Grantor and in each Grantor's name, the Collateral Agent's name or otherwise, for the use and benefit of the Collateral Agent and the Lenders (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of each Grantor on any invoice or bill of lading relating to any of the Collateral;
(d) to send verifications of Accounts Receivable to any account debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to all or any of the Collateral;
(g) to notify, or to require each Grantor to notify, the account debtors obligated on any or all of the Accounts Receivable to make payment thereof directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Collateral Agent or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent except the gross negligence or willful misconduct of the Collateral Agent. Upon taking of possession of any Collateral hereunder, the Collateral Agent shall deal with such Collateral in substantially the same manner as it deals with similar property for its own account and shall account for property actually received by it. It is understood and agreed that the appointment of the Collateral Agent as the agent of each Grantor for the purposes set forth above in this Section 16 is coupled with an interest and is irrevocable. The provisions of this Section 16 shall in no event relieve any Grantor of any of its obligations hereunder or under the Credit Agreement with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or the Lenders to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Lender of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder, under the Credit Agreement or by law or otherwise.

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            17. REMEDIES UPON DEFAULT. (a) Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of such Grantor's Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any or all of the following actions at the same or different times: with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of current law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consum mation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that each Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

            The Collateral Agent shall give the relevant Grantor 10 days' written notice (which such Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral of such Grantor. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which such Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, such Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of such Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of such Collateral is made on credit or for future delivery, such Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for such Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 17, any Lender may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), such Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Lender from any Grantor as a credit against the purchase price, and such Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For

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purposes hereof, a written agreement to purchase such Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement, and no Grantor shall be entitled to the return of such Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell such Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

            (b) For purposes of executory process under applicable Louisiana law, each Grantor hereby acknowledges the indebtedness owed under such Grantor's Obligations, CONFESSES JUDGMENT thereon and consents that judgment be rendered and signed, whether during the court's term or during vacation, in favor of the Collateral Agent, for the benefit of the Lenders, for the full amount of its Obligations in principal, interest, and attorneys' fees, together with all charges and expenses whatsoever pursuant to this Agreement and the Credit Agreement. Upon the occurrence and during the continuance of an Event of Default, and in addition to all of its rights, powers and remedies under this Agreement and applicable law, the Collateral Agent may, at its option, cause all or any part of the Collateral to be seized and sold under executory process or under writ of fieri facias issued in execution of an ordinary judgment obtained upon the Obligations of any Grantor, without appraisement to the highest bidder, for cash or under such terms as the Collateral Agent deems acceptable. Each Grantor hereby waives all and every appraisement of the Collateral and waives and renounces the benefit of appraisement and the benefit of all laws relative to the appraisement of the Collateral seized and sold under executory or other legal process. Each Grantor agrees to waive, and does hereby specifically waive:

            (i) the benefit of appraisement provided for in Articles 2332, 2336, 2723 and 2724, Louisiana Code of Civil Procedure, and all other laws conferring such benefits;

            (ii) the demand and three (3) days delay accorded by Articles 2639 and 2721, Louisiana Code of Civil Procedure;

            (iii) the notice of seizure required by Articles 2293 and 2721,
                  Louisiana Code of Civil Procedure;

            (iv) the three (3) days delivery provided by Articles 2331 and 2722, Louisiana Code of Civil Procedure;

            (v) the benefit of the other provisions of Articles 2331, 2722 and 2723, Louisiana Code of Civil Procedure;

            (vi) the benefit of the provisions of any other articles of the Louisiana Code of Civil Procedure not specifically mentioned above; and,

            (vii) all rights of divisions and discussion with respect to the
                  Obligations.

In the event the Collateral Agent elects, at its option, to enter suit via ordinaria on the Obligations, in addition to the foregoing confession of judgment, each Grantor hereby waives citation, other legal


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process and legal delays and hereby consents that judgment for the unpaid principal due on the Obligations, together with interest, attorneys' fees, costs and other charges that may be due on the Obligations, be rendered and signed immediately.

            Pursuant to the authority contained in La.R.S. 9:5136 through 9:5140.1, each Grantor and the Collateral Agent do hereby expressly designate the Collateral Agent or its designee to be keeper or receiver ("Keeper") for the benefit of the Collateral Agent or any assignee of the Collateral Agent, such designation to take effect immediately upon any seizure of any of the Collateral under writ of executory process or under writ of sequestration or fieri facias as an incident to an action brought by the Collateral Agent. The fees of the Keeper are hereby fixed at 5% of the amount due or sued for or claimed or sought to be protected, preserved or enforced in the proceeding for the recognition of the Security Interest, and the payment of such fees shall be secured by the Security Interest.

            18. APPLICATION OF PROCEEDS. (a) The Collateral Agent shall apply the proceeds of any collection or sale of the Accounts Receivable or the Inventory as follows:

           FIRST, to the payment of all costs and reasonable expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations of any Grantor, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder on behalf of such Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder.

           SECOND, to the payment in full of the Obligations of any Grantor to the extent such proceeds secure the Obligations of any Grantor, pro rata as among the Lenders in accordance with the amounts of the Loans made by them and outstanding.

           THIRD, to the payment and discharge in full of the Obligations of any Grantor (other than those referred to above), pro rata as among the Lenders in accordance with the amount of their respective Commitments.

           FOURTH, to the relevant Grantor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

            (b) The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including, without limitation, pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of such Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

            (c) Each Lender may apply any such proceeds to any Obligations owed to it in any manner it determines in its sole discretion.

            19. LOCATIONS OF COLLATERAL; PLACE OF BUSINESS. (a) Each Grantor hereby represents and warrants that all its Collateral is located at the locations listed on Schedule I hereto. Each Grantor agrees not to establish, or permit to be established, any other location for its Collateral, unless all


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filings under the Uniform Commercial Code or otherwise that are required by the
Credit Agreement to be made with respect to its Collateral have been made and the Collateral Agent has a valid, legal and perfected security interest in such Collateral subject to no liens, other than liens permitted by Section 7.02 of the Credit Agreement.

            (b) Each Grantor agrees, at such time or times as the Collateral Agent may request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form satisfactory to the Collateral Agent, showing the identity, amount and location of any and all of its material Collateral.

            (c) Each Grantor agrees that its chief executive office and its registered office in Louisiana are located as indicated on Schedule II hereto and that its federal employer identification number is as set forth on Schedule
II. Each Grantor agrees not to change, or permit to be changed, the location of its chief executive office or of its registered office in Louisiana or its federal employer identification number unless all filings under the Uniform Commercial Code or otherwise that are required by the Credit Agreement to be made have been made and the Collateral Agent has a valid, legal and perfected security interest in the Collateral subject to no liens, other than liens permitted by Section 7.02 of the Credit Agreement.

            20. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of each Grantor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, any other agreement with respect to any of the Obligations of any Grantor or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Grantor, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of its Obligations or in respect of this Agreement.

            21. NO WAIVER. No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Collateral Agent and the Lenders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

            22. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Except as otherwise provided herein, each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

            23. COLLATERAL AGENT'S FEES AND EXPENSES. Each Grantor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the fees and expenses of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (a)

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the administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (d) the failure by any Grantor to perform or observe any of the provisions hereof. In addition, each Grantor will upon demand pay to the Collateral Agent such reasonable fees (in addition to its expenses) for its service as Collateral Agent as may be agreed from time to time between the Collateral Agent and the Borrower. Any such amounts payable as provided hereunder or thereunder shall be additional Obligations secured hereby.

            24.  Intentionally Omitted.

            25.  Intentionally Omitted.

            26. BINDING AGREEMENT; ASSIGNMENTS. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Grantor shall be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Collateral Agent as Collateral under this Agreement, except as contemplated by this Agreement or the Credit Agreement.

            27. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

            28. LIMITATIONS ON INVENTORY. The Grantors and the Collateral Agent agree that the term, Inventory, as used herein, does not include, and shall never be deemed or construed to include, any of the properties, rights or interests (a) that have been mortgaged to First National Bank of Commerce, as Trustee (the "Trustee"), pursuant to the Senior Secured Note Indenture, including (i) all bearings, rolls, guides and stores that relate to machinery and equipment mortgaged to the Trustee pursuant to the Senior Secured Note Indenture, (ii) all licenses, franchises, permits, patents, patent rights, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals and operating standards relating to or used in the operation of the Grantors' business and all trade secret rights, rights in works of authorship and contract rights relating to computer software programs in whatever form created or maintained, and (iii) all proceeds of the properties, rights and interests referred to in clauses (i) and (ii) above, or (b) that have been granted to the Trustee pursuant to the Senior Secured Note Indenture.

            29. NOTICES. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Credit Agreement and
Section 11 of the Subsidiary Guarantee.

            30. SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unen forceable and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            31. SECTION HEADINGS. Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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            32. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when counterparts which bear the signature of each Grantor shall have been delivered to the Collateral Agent.

            33. TERMINATION. This Agreement and the Security Interest shall terminate when all the Obligations of the Grantors have been indefeasibly paid in full, when the Lenders have no further commitment to lend or issue any Letter of Credit under the Credit Agreement and all amounts payable under the Subsidiary Guarantee have been indefeasibly paid in full, at which time the Collateral Agent shall execute and deliver to each Grantor all Uniform Commercial Code termination statements and similar documents prepared by any Grantor which such Grantor shall reasonably request to evidence such termination.



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            IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.

                                    BAYOU STEEL CORPORATION


                                    By:
                                    Name:
                                    Title:


                                    BAYOU STEEL CORPORATION (TENNESSEE)


                                    By:
                                    Name:
                                    Title:


                                    THE CHASE MANHATTAN BANK, as Collateral
                                    Agent


                                    By:
                                    Name:
                                    Title:


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                                                                      Schedule I


                     LOCATIONS OF COLLATERAL OF THE BORROWER


River Road                          Receivables and
La Place, LA 70069                  Inventory

108 & The Calumet River             Inventory
Chicago, IL 60617

Leetsdale Industrial Park           Inventory
Leetsdale, PA 15056

790 Ft.Gibson Road                  Inventory
Catoosa, OK 74015


            LOCATIONS OF COLLATERAL OF BAYOU (TENNESSEE)

2404 S. Roame Street                Receivables
Harriman, TN 37748                  and Inventory

River Road                          Receivables
LaPlace, LA 70069


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                                                                     Schedule II


                      THE BORROWER

                  CHIEF EXECUTIVE OFFICES

                  P.O. Box 5000
                  La Place, LA 70069-1156

                  River Road
                  La Place, LA 70069


                  REGISTERED OFFICE

                  8550 United Plaza Boulevard
                  Baton Rouge, Louisiana 70809


                  FEDERAL EMPLOYER IDENTIFICATION NUMBER

                  72-1125783


                     BAYOU (TENNESSEE)

                  CHIEF EXECUTIVE OFFICES

                  P.O.Box 5000
                  LaPlace, LA 70069-1156

                  River Road
                  LaPlace, LA 70069

                  REGISTERED OFFICE

                  150 Fourth Avenue North
                  1810 Dominion Tower
                  Nashville, TN 37219-2424

                  FEDERAL EMPLOYER IDENTIFICATION NUMBER

                        62-1596494

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